SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 7, 2002

PACKETEER, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE		77-0420107

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10495 NORTH DE ANZA
CUPERTINO, CALIFORNIA 95014
(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 873-4400

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     On October 7, 2002, Packeteer, Inc. issued a press release which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

          The following exhibits are filed as part of this Report:

No.	Exhibit

99.1	Press Release dated October 7, 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2002

Packeteer, Inc.

By:	/s/ David C. Yntema

Name: David C. Yntema Title: Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit

99.1	Press Release dated October 7, 2002